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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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           Date of Report (Date of earliest event reported):               Commission File Number:
           -----------------------------------------------                 -----------------------
           December 31, 2000                                                     1 - 12994
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                              THE MILLS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

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
                         Delaware                                                52-1802283
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               (State or other jurisdiction                                   (I.R.S. Employer
             of incorporation or organization)                               Identification No.)
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           1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
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               (Address of principal executive offices - zip code)

                                 (703) 526-5000
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              (Registrant's telephone number, including area code)
           Securities registered pursuant to Section 12(b) of the Act:


          (former name or former address, if changed since last report)
                                 Not Applicable


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                              THE MILLS CORPORATION
                                    FORM 8-K
                                      INDEX
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Financial Statements

                  NONE.

         Exhibits:
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                                                                                            Page Number in
Exhibit No.                                 Description                                         Filing
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   99.1                             Supplemental Information as                                    4
                                    of December 31, 2000
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ITEM 9.  REGULATION FD DISCLOSURE

         The Mills Corporation made available additional operational information concerning it, and the properties owned or managed by it as of December 31, 2000, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




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Dated:  February 27, 2001                               THE MILLS CORPORATION



                                                        By: /s/ Kenneth R. Parent
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                                                        Kenneth R. Parent
                                                        Executive Vice President, Finance
                                                        and Chief Financial Officer
                                                        (Principal Financial
                                                        and Accounting Officer)
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